Cash, Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2023
Cash, Cash Equivalents and Restricted Cash
Cash, Cash Equivalents and Restricted Cash

15    Cash, Cash Equivalents and Restricted Cash

Cash, cash equivalents and restricted cash consisted of the following (in thousands):

	As of	As of	As of	As of
	June 30, 2023	December 31, 2022	June 30, 2022	December 31, 2021
Cash and cash equivalents	$293,331	$267,668	$319,573	$129,410
Restricted cash, current	—	—	13,000	346
Total	$293,331	$267,668	$332,573	$129,756

The Company was required to maintain cash on retention account as collateral for the then upcoming scheduled debt payments related to the now repaid Eurobank $30 mil. Facility, which was recorded in restricted cash under current assets as of December 31, 2021. Additionally, the Company received an advance payment for sale of the vessels of $13.0 million, which was held on an escrow account under current assets as of June 30, 2022.